EXHIBIT INDEX


EXHIBIT A:
Attachment to item 77B: Accountants report on internal control

EXHIBIT B:
Attachment to item 77Q1: Articles supplementary to the Charter
-------------------------------------------------------

EXHIBIT A:


REPORT OF INDEPENDENT ACCOUNTANTS
To the Shareholders and Board of Directors of The RBB Fund,
Inc.:

In planning and performing our audit of the financial statements and financial highlights of The RBB Fund, Inc. (the "Fund"), consisting of the Money Market Portfolio, Municipal Money Market Portfolio, Government Obligations Money Market Portfolio, New York Municipal Money Market Portfolio, n/i numeric investors Micro Cap Fund, n/i numeric investors Growth Fund, n/i numeric investors Growth & Value Fund, n/i numeric investors Larger Cap Value Fund, n/i numeric investors Small Cap Value Fund, Boston Partners Large Cap Value Fund, Boston Partners Mid Cap Value Fund, Boston Partners Micro Cap Value Fund, Boston Partners Market Neutral Fund, Boston Partners Bond Fund, and Schneider Small Cap Value Fund, for the year ended August 31, 1999, we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and financial highlights and to comply with the requirements of Form N-SAR, not to provide assurance on internal control.

The management of the Fund is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements and financial highlights for external purposes that are fairly presented in conformity with generally accepted accounting principles. Those controls include the safeguarding of assets against unauthorized acquisition, use or disposition.

Because of inherent limitations in internal controls, errors or fraud may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by errors or fraud in amounts that would be material in relation to the financial statements and financial highlights being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control and its operation, including control activities for safeguarding securities, that we consider to be material weaknesses as defined above as of August 31, 1999.

This report is intended solely for the information and use of management, the Board of Directors of The RBB Fund, Inc., and the Securities and Exchange Commission.

PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103
October 15, 1999



EXHIBIT B:

                     THE  RBB FUND, INC.

                 ARTICLES SUPPLEMENTARY TO THE
                           CHARTER


		THE RBB FUND, INC., a Maryland corporation having its principal office in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

		FIRST: The Board of Directors of the Corporation, an open-end investment company registered under the Investment
Company Act of 1940, as amended, and having authorized capital of thirty billion (30,000,000,000) shares of common stock, par value $.001 per share, has adopted a unanimous resolution increasing the number of shares of common stock that are classified (but not increasing the aggregate number of authorized shares) into separate classes by:

	classifying an additional one billion five hundred million (1,500,000,000) of the previously authorized, unissued and unclassified shares of the common stock, par value $.001 per share, as Class Janney Money Shares, for a total of 3,000,000,000 Class Janney Money Shares with an aggregate par value of three million dollars ($3,000,000) (Janney
Class of the Money Market Portfolio);

		SECOND: A description of the shares so classified with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as set or changed by the Board of Directors of the Corporation is as follows:

		A description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions or redemption of each class of common stock of the Corporation is set forth in Article
VI, Section (6) of the Corporation's Charter, and has not been changed by the Board of Directors of the Corporation.

		The shares of Class Janney Money Common Stock will be issued without stock certificates.

		The shares of Class Janney Money Common Stock and previously classified Classes E, G, I, L, Select, Principal Class
Money, Delta 1, Epsilon 1, Zeta 1, Eta 1 and Theta 1 Common Stock shall be invested in a common investment portfolio.

		THIRD: The shares aforesaid have been duly classified by the Board of Directors of the Corporation pursuant to authority and power contained in the charter of the Corporation.

		FOURTH: Immediately before the increase in the number of shares of common stock that have been classified into separate classes:

			(a)	the Corporation had authority to issue thirty
billion (30,000,000,000) shares of its common stock and the aggregate par value of all the shares of all classes was thirty million dollars ($30,000,000);

			(b)	the number of shares of each authorized class
of common stock was as follows:


Class A-	one hundred million (100,000,000), par value
$.001 per share;

Class B-	one hundred million (100,000,000), par value
$.001 per share;

Class C-	one hundred million (100,000,000), par value
$.001 per share;

Class D-	one hundred million (100,000,000), par value
$.001 per share;

Class E	five hundred million (500,000,000), par value
		001 per share;

Class F	five hundred million (500,000,000), par
		value $.001 per share;

Class G-	five hundred million (500,000,000), par value
		$.001 per share;

Class H	five hundred million (500,000,000), par value
$.001 per share;

Class I	one billion five hundred
(1,500,000,000), par value $.001 per share;

Class J	five hundred million (500,000,000), par
		value 66$.001 per share;

Class K	five hundred million (500,000,000), par value
		$.001 per share;

Class L	one billion five hundred million
		(1,500,000,000), par value $.001 per share;

Class M	five hundred million (500,000,000), par value
		$.001 per share;

Class N	five hundred million (500,000,000), par value
		$.001 per share;

Class O	five hundred million (500,000,000), par value
		$.001 per share;

Class P	one hundred million (100,000,000), par
		Value $.001 per share;

Class Q	one hundred million (100,000,000), par value
		$.001 per share;

Class R	five hundred million (500,000,000), par value
		$.001 per share;

Class S	five hundred million (500,000,000), par
		value $.001 per share;

Class T	five hundred million (500,000,000), par value
		$.001 per share;

Class U	five hundred million (500,000,000), par value
		$.001 per share;

Class V	five hundred million (500,000,000), par value
		$.001 per share;

Class W	one hundred million (100,000,000), par value
		$.001 per share;

Class X	fifty million (50,000,000), par value $.001
		per share;

Class Y	fifty million (50,000,000), par value $.001
		per share;

Class Z	fifty million (50,000,000), par value $.001
		per share;

Class AA	fifty million (50,000,000), par value $.001
		per share;

Class BB	fifty million (50,000,000), par value $.001
		per share;

Class CC	fifty million (50,000,000), par value $.001
		per share;

Class DD	one hundred million (100,000,000), par value
		$.001 per share;

Class EE	one hundred million (100,000,000), par value
		$.001 per share;

Class FF	fifty million (50,000,000), par value $.001
		per share;

Class GG	fifty million (50,000,000), par value $.001
		per share;

Class HH	fifty million (50,000,000), par value $.001
		per share;

Class II	one hundred million (100,000,000), par value
		$.001 per share;

Class JJ	one hundred million (100,000,000), par value
		$.001 per share;

Class KK	one hundred million (100,000,000), par value
		$.001 per share;

Class LL	one hundred million (100,000,000), par value
		$.001 per share;

Class MM	one hundred million (100,000,000), par value
		$.001 per share;

Class NN	one hundred million (100,000,000), par value
		$.001 per share;

Class OO	one hundred million (100,000,000), par value
		$.001 per share;

Class PP	one hundred million (100,000,000), par value
		$.001 per share;

Class QQ	one hundred million (100,000,000), par value
		$.001 per share;

Class RR	one hundred million (100,000,000), par value
		$.001 per share;

Class SS	one hundred million (100,000,000), par value
		$.001 per share;

Class TT	one hundred million (100,000,000), par value
		$.001 per share;

Class UU	one hundred million (100,000,000), par value
		$.001 per share;

Class VV	one hundred million (100,000,000), par value
		$.001 per share;

Class WW	one hundred million (100,000,000), par value
		$.001 per share;

Class XX	fifty million (50,000,000), par value $.001
		per share;

Class YY	one hundred million (100,000,000), par value
		$.001;

Class ZZ	one hundred million (100,000,000), par value
		$.001;

Class AAA	one hundred million (100,000,000), par
		value $.001;

Class BBB	one hundred million (100,000,000), par
		value $.001;

Class CCC	one hundred million (100,000,000), par
		value $.001;

Class DDD	one hundred million (100,000,000), par
		value $.001;

Class EEE	one hundred million (100,000,000), par
		value $.001;

Class FFF	one hundred million (100,000,000), par
		value $.001;

Class GGG	one hundred million (100,000,000), par
		value $.001;

Class HHH	one hundred million (100,000,000), par
		value $.001;

Class III	one hundred million (100,000,000), par
 		value $.001;

Class JJJ	one hundred million (100,000,000), par
		value $.001;

Class KKK	one hundred million (100,000,000), par
		value $.001;

Class LLL	one hundred million (100,000,000), par
		value $.001;

Class MMM	one hundred million (100,000,000), par
		value $.001

Class Janney Money	one billion five hundred million
			(1,500,000,000), par value $.001 per
			share;

Class Janney	two hundred million (200,000,000), par
Municipal Money	value $.001 per share;

Class Janney	seven hundred million (700,000,000), par
Government Money	value $.001 per share;

Class Janney 		one hundred million (100,000,000), par
N.Y. Municipal		value $.001 per share;
Money

Class Select	seven hundred million (700,000,000), par
			value $.001 per share;

Class Beta 2	one million (1,000,000), par value $.001 per
			share;

Class Beta 3	one million (1,000,000), par value $.001 per
			share;

Class Beta 4	one million (1,000,000), par value $.001 per
			share;

Class Principal	seven hundred million (700,000,000), par
Money				value $.001 per share;

Class Gamma 2	-one million (1,000,000), par value $.001 per
			share;

Class Gamma 3	one million (1,000,000), par value $.001 per
			share;

Class Gamma 4	one million (1,000,000), par value $.001 per
			share;

Class Delta 1	one million (1,000,000), par value $.001 per
			share;

Class Delta 2	one million (1,000,000), par value $.001 per
			share;

Class Delta 3	one million (1,000,000), par value $.001 per
			share;

Class Delta 4	one million (1,000,000), par value $.001 per
			share;

Class Epsilon 1 	one million (1,000,000), par value $.001 per
			share;

Class Epsilon 2-	one million (1,000,000), par value $.001 per
			share;

Class Epsilon 3	one million (1,000,000), par value $.001 per
			share;

Class Epsilon 4	one million (1,000,000), par value $.001 per
			share;

Class Zeta 1	one million (1,000,000), par value $.001 per
			share;

Class Zeta 2	one million (1,000,000), par value $.001 per
			share;

Class Zeta 3	one million (1,000,000), par value $.001 per
			share;

Class Zeta 4	one million (1,000,000), par value $.001 per
			share;

Class Eta 1	-	one million (1,000,000), par value $.001 per
			share;

Class Eta 2	-	one million (1,000,000), par value $.001 per
			share;

Class Eta 3	-	one million (1,000,000), par value $.001 per
			share;

Class Eta 4	-	one million (1,000,000), par value $.001 per
			share;

Class Theta 1	one million (1,000,000), par value $.001 per
			share;

Class Theta 2	one million (1,000,000), par value $.001 per
			share;

Class Theta 3	One million (1,000,000), par value $.001 per
			share;

Class Theta 4	one million (1,000,000), par value $.001 per
			share;

for a total of eighteen billion three hundred twenty-six million
(18,326,000,000) shares classified into separate classes of common stock..

		After the increase in the number of shares of common stock that have been classified into separate classes:

			(c)	the Corporation has the authority to issue
thirty billion (30,000,000,000) shares of its common stock and the aggregate par value of all the shares of all classes is now thirty million dollars ($30,000,000); and

			(d)	the number of authorized shares of each class
is now as follows:


Class A	one hundred million (100,000,000), par value
		$.001 per share;

Class B	one hundred million (100,000,000), par value
		$.001 per share;

Class C	one hundred million (100,000,000), par value
		$.001 per share;

Class D	one hundred million (100,000,000), par value
		$.001 per share;

Class E	five hundred million (500,000,000), par value
		$.001 per share;

Class F	five hundred million (500,000,000), par
		value $.001 per share;

Class G	five hundred million (500,000,000), par value
		$.001 per share;

Class H	five hundred million (500,000,000), par value
		$.001 per share;

Class I	one billion five hundred
		(1,500,000,000), par value $.001 per share;

Class J	five hundred million (500,000,000), par
		value 66$.001 per share;

Class K	five hundred million (500,000,000), par value
		$.001 per share;

Class L	one billion five hundred million
		(1,500,000,000), par value $.001 per share;

Class M	five hundred million (500,000,000), par value
		$.001 per share;

Class N	five hundred million (500,000,000), par value
		$.001 per share;

Class O	five hundred million (500,000,000), par value
		$.001 per share;

Class P	one hundred million (100,000,000), par
		value $.001 per share;

Class Q	one hundred million (100,000,000), par value
		$.001 per share;

Class R	five hundred million (500,000,000), par value
		$.001 per share;

Class S	five hundred million (500,000,000), par
		value $.001 per share;

Class T	five hundred million (500,000,000), par value
		$.001 per share;

Class U	five hundred million (500,000,000), par value
		$.001 per share;

Class V	five hundred million (500,000,000), par value
		$.001 per share;

Class W	one hundred million (100,000,000), par value
		$.001 per share;

Class X	fifty million (50,000,000), par value $.001
		per share;

Class Y	fifty million (50,000,000), par value $.001
		per share;

Class Z	fifty million (50,000,000), par value $.001
		per share;

Class AA	fifty million (50,000,000), par value $.001
		per share;

Class BB	fifty million (50,000,000), par value $.001
		per share;

Class CC	fifty million (50,000,000), par value $.001
		per share;

Class DD	one hundred million (100,000,000), par value
		$.001 per share;

Class EE	one hundred million (100,000,000), par value
		$.001 per share;

Class FF	fifty million (50,000,000), par value $.001
		per share;

Class GG	fifty million (50,000,000), par value $.001
		per share;

Class HH	fifty million (50,000,000), par value $.001
		per share;

Class II	one hundred million (100,000,000), par value
		$.001 per share;

Class JJ	one hundred million (100,000,000), par value
		$.001 per share;

Class KK	one hundred million (100,000,000), par value
		$.001 per share;

Class LL	one hundred million (100,000,000), par value
		$.001 per share;

Class MM	one hundred million (100,000,000), par value
		$.001 per share;

Class NN	one hundred million (100,000,000), par value
		$.001 per share;

Class OO	one hundred million (100,000,000), par value
		$.001 per share;

Class PP	one hundred million (100,000,000), par value
		$.001 per share;

Class QQ	one hundred million (100,000,000), par value
		$.001 per share;

Class RR	one hundred million (100,000,000), par value
		$.001 per share;

Class SS	one hundred million (100,000,000), par value
		$.001 per share;

Class TT	one hundred million (100,000,000), par value
		$.001 per share;

Class UU	one hundred million (100,000,000), par value
		$.001 per share;

Class VV	one hundred million (100,000,000), par value
		$.001 per share;

Class WW	one hundred million (100,000,000), par value
		$.001 per share;

Class XX	fifty million (50,000,000), par value $.001
		per share;

Class YY	one hundred million (100,000,000), par value
		$.001;

Class ZZ	one hundred million (100,000,000), par value
		$.001;

Class AAA	 one hundred million (100,000,000), par
		value $.001;

Class BBB	one hundred million (100,000,000), par
		value $.001;

Class CCC	one hundred million (100,000,000), par
		value $.001;

Class DDD	one hundred million (100,000,000), par
		value $.001;

Class EEE	-	one hundred million (100,000,000), par
			value $.001;

Class FFF	-	one hundred million (100,000,000), par
			value $.001;

Class GGG	-	one hundred million (100,000,000), par
			value $.001;

Class HHH	-	one hundred million (100,000,000), par
			value $.001;

Class III	-	one hundred million (100,000,000), par
			value $.001;

Class JJJ	-	one hundred million (100,000,000), par
			value $.001;

Class KKK	-	one hundred million (100,000,000), par
			value $.001;

Class LLL	-	one hundred million (100,000,000), par
			value $.001;

Class MMM		one hundred million (100,000,000), par
			value $.001

Class Janney Money	three billion (3,000,000,000), par value
				$.001 per share;

Class Janney		two hundred million (200,000,000), par
Municipal Money		value $.001 per share;

Class Janney		seven hundred million (700,000,000), par
Government Money		value $.001 per share;

Class Janney 		One hundred million (100,000,000), par
N.Y. Municipal		value $.001 per share;
Money

Class Select	-	seven hundred million (700,000,000), par
				value $.001 per share;

Class Beta 2	-	one million (1,000,000), par value $.001 per
				share;

Class Beta 3	-	one million (1,000,000), par value $.001 per
				share;

Class Beta 4	-	one million (1,000,000), par value $.001 per
				share;

Class Principal-		seven hundred million (700,000,000), par
Money				value $.001 per share;


Class Gamma 2	-	one million (1,000,000), par value $.001 per
				share;

Class Gamma 3	-	one million (1,000,000), par value $.001 per
				share;

Class Gamma 4	-	one million (1,000,000), par value $.001 per
				share;

Class Delta 1	-	one million (1,000,000), par value $.001 per
				share;

Class Delta 2	-	one million (1,000,000), par value $.001 per
				share;

Class Delta 3	-	one million (1,000,000), par value $.001 per
				share;

Class Delta 4	-	one million (1,000,000), par value $.001 per
				share;

Class Epsilon 1	-	one million (1,000,000), par value $.001 per
				share;

Class Epsilon 2	-	one million (1,000,000), par value $.001 per
				share;

Class Epsilon 3	-	one million (1,000,000), par value $.001 per
				share;

Class Epsilon 4	-	one million (1,000,000), par value $.001 per
				share;

Class Zeta 1	-	one million (1,000,000), par value $.001 per
				share;

Class Zeta 2	-	one million (1,000,000), par value $.001 per
				share;

Class Zeta 3	-	one million (1,000,000), par value $.001 per
				share;

Class Zeta 4	-	one million (1,000,000), par value $.001 per
				share;

Class Eta 1	-	one million (1,000,000), par value $.001 per
			share;

Class Eta 2	-	one million (1,000,000), par value $.001 per
			share;

Class Eta 3	-	one million (1,000,000), par value $.001 per
			share;

Class Eta 4	-	one million (1,000,000), par value $.001 per
			share;

Class Theta 1	one million (1,000,000), par value $.001 per
			share;

Class Theta 2	one million (1,000,000), par value $.001 per
			share;

Class Theta 3	one million (1,000,000), par value $.001 per
			share;

Class Theta 4	one million (1,000,000), par value $.001 per
			share;

for a total of nineteen billion eight hundred twenty-six million
(19,826,000,000) shares classified into separate classes of common stock..

		IN WITNESS WHEREOF, The RBB Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on February 16, 1999.


							THE RBB FUND, INC.
WITNESS:


/s/ Michael P. Malloy                   /s/ Edward J. Roach
    Michael P. Malloy		    	     Edward J. Roach
    Assistant Secretary			     President


		THE UNDERSIGNED, President of The RBB Fund, Inc., who executed on behalf of said corporation the foregoing Articles Supplementary to the Charter, of which this certificate is made a part, hereby acknowledges that the foregoing Articles
Supplementary are the act of the said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

							/s/ Edward J. Roach
							Edward J. Roach
							President